UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                 PLACECITYWASHINGTON, STATED.C. POSTALCODE20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): AUGUST 10, 2006

                  STATEPLACENEW BRUNSWICK SCIENTIFIC CO., INC.
                  --------------------------------------------
             (Exact name of registrant as specified in its charter)

            PLACESTATENEW JERSEY       0-6994          22-1630072
            --------------------       ------          ----------
    (State or other jurisdiction   (Commission          (IRS Employer
     of incorporation)             File Number)          Identification No.)

               P.O. BOX 4005
             44 TALMADGE ROAD
             EDISON, NEW JERSEY                          08818-4005
              --------------------------------          ----------
          (Address of principal executive offices)      (Zip Code)

       Registrant's telephone number, including area code: (732) 287-1200

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]     Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))
[ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))




ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 10, 2006, New Brunswick Scientific Co., Inc. issued a press release entitled "New Brunswick Scientific Reports Second-Quarter and First-Half 2006 Financial Results," a copy of which is furnished with this Current Report on Form 8-K as Exhibit 99.1.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

   (D) EXHIBITS

   Exhibit
   Number                    Description  of  the  Exhibit
   -----       -----------------------------------------------------------------
    99.1       Press  release  dated  August  10,  2006, entitled "New Brunswick
               Scientific  Reports  Second-Quarter  and  First-Half  2006
               Financial  Results"




                                   Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   New Brunswick Scientific Co., Inc.


Date: August 10, 2006              By: /s/ Thomas Bocchino
                                       --------------------
                                       Thomas Bocchino
                                       Vice President, Finance and
                                       Chief Financial Officer